UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2026

Worksport Ltd.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40681	35-2696895
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 N America Dr

West Seneca, NY 14224

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WKSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 13, 2026, Worksport Ltd. (the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that, based upon the closing bid price of the Company’s common stock for the 30 consecutive business days from July 1, 2026 through August 12, 2026, the Company no longer satisfies the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2), which requires listed securities to maintain a minimum bid price of $1.00 per share.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until February 9, 2027, to regain compliance with the minimum bid requirement under Nasdaq Listing Rule 5550(a)(2). During the compliance period, the Company’s common stock will continue to be listed and traded on the Nasdaq Capital Market. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of 10 consecutive business days, unless Nasdaq Staff exercises its discretion to extend this period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

In the event the Company does not regain compliance during the initial compliance period, the Company may be eligible for an additional 180 calendar days to comply with Nasdaq Listing Rule 5550(a)(2), subject to the Company meeting the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and providing written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary.

The Company intends to actively monitor the closing bid price of its common stock and will consider available options to regain compliance with the minimum bid price requirement within the allotted compliance period.

The notification received from Nasdaq has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market. The Company’s common stock will continue to trade under the symbol “WKSP” during the compliance period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: August 14, 2026	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)